UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 30, 2017

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares – TRSDX
Institutional Class Shares – TRSMX

Semi-Annual Report

www.TorrayResolute.com	June 30, 2017

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Portfolio Commentary

For the first half of 2017, the TorrayResolute Small/Mid Cap Growth Fund’s Institutional Class gained 9.08% and the Investor Class gained 9.14%, modestly trailing the benchmark Russell 2500 Growth Index’s return of 10.63%.  It has clearly been a rewarding first half of the year for equity investors, particularly those invested in growth stocks, with the Russell 2500 Growth Index outperforming the Russell 2500 Value Index by 868 basis points and the Russell 2500 Index by 466 basis points.

The period’s best performing sectors were Health Care and Consumer Staples and the top detractor was the Consumer Discretionary sector, which had a tough start to the year as pressures in the retail space continue to build. Portfolio sector allocation was negative to relative returns and stock selection was positive, primarily due to selection in the Health Care sector.  The top contributors for the period included Mettler-Toledo (MTD), IPG Photonics (IPGP), and Cooper Companies (COO).  Top detractors were Synchronoss Technologies (SNCR), Home Depot Supply (HDS), and Tractor Supply (TSCO).

Eight years into this bull market, it’s hard not to be impressed by and somewhat leery of the market’s persistent advance.

Market Overview

Eight years into this bull market, it’s hard not to be impressed by and somewhat leery of the market’s persistent advance.  In fact, this is the second longest bull market on record.  The combination of deep skepticism following the financial crisis, moderate economic growth, an absence of inflation, and accommodative interest rates goes a long way toward explaining the market’s resilience.  Stocks continued to march ahead in the second quarter, generating solid returns on the back of an outstanding first quarter.  Leadership in the first half of the year stands in stark contrast to the best performing stocks in late 2016, which concluded with a powerful cyclical rally in Industrials, Financials and Materials following the surprise election of Donald Trump.  As the new administration’s honeymoon drew to a close with the inevitable reality of political battles, economic fundamentals retook center stage, as did the leadership of a short list of seemingly expensive large cap growth stocks.  Given this group’s lack of breadth and valuation support, it is curious, if not counterintuitive, that investors have increasingly come to view the group as “defensive.”  While there may be something to be said for the phrase “the best defense is a good offense,” we maintain that a disciplined approach with respect to valuation and diversification should not be ignored.

Outlook

In spite of elevated geopolitical risks and moderating expectations regarding the Trump Administration’s ability to achieve its ambitious economic agenda, equity markets continued to demonstrate remarkable resilience during the first six months of 2017.  Beneath the headlines, a synchronized global expansion continued to build momentum and reaccelerate earnings growth after a three-year drought.  Valuations are high by historical standards, but the market’s advance is supported, at least in part, by an absence of inflation and the probability that interest rates will remain relatively low for a long time.  We continue to evaluate the potential impact of the primary policy changes proposed by the new administration and believe the portfolio’s exposure to both risks and opportunities is balanced.  We remain focused on valuations and on identifying attractive investment opportunities as they emerge from the intersection of economic fundamentals, politics and geopolitical events.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer
July 31, 2017

Top Contributors & Detractors			Top 10 Holdings
Security	Sector	% Contribution	Security	% of Holdings
Mettler-Toledo			Hexcel	4.6
International	Heath Care	+1.5	Omnicell	4.5
IPG Photonics	Info Tech	+1.3	SBA Communications – REIT	4.4
Cooper Companies	Health Care	+1.2	LKQ	4.3
Advisory Board	Industrials	+1.2	Jack Henry & Associates	4.3
SBA Communications – REIT	Real Estate	+1.1	Copart	4.2
Synchronoss	Info Tech	-1.1	Cooper Companies	4.1
HD Supply Holdings	Industrials	-0.9	Affiliated Managers Group	4.0
Tractor Supply	Cons Disc	-0.8	IPG Photonics	4.0
Core Laboratories	Energy	-0.4	Mettler-Toledo International	3.6
ICF International	Industrials	-0.4	Percentage of total portfolio	41.8

Holdings are subject to change and are not recommendations to buy or sell a security. To obtain information about the calculation methodology used to select the largest contributors to and detractors from performance or to obtain a list showing every holding’s contribution to performance during the measurement period, contact tawney@torray.com.

Activity Summary:

Buys (3):
Criteo (CRTO) is a $3.3 billion technology-based performance marketing company benefiting from the secular shift to online advertising.  Through the use of its proprietary technology, Criteo addresses a fundamental challenge of e-commerce; identifying and converting prospective customers by retargeting display ads.  Criteo operates in something of a “virtuous cycle” collecting data from its clients to create user-specific, targeted display ads.  Each new client contributes additional market data, making the service more effective.  Advertisers are able to measure the efficacy of their campaigns in real time, make adjustments accordingly, and increase the return on their investment.  Founded in 2005 and brought public in 2013, Paris-based Criteo has produced industry-leading revenue and earnings growth in excess of 50% over the past five years.

Enstar Group (ESGR) is a $3.7 billion specialty insurer focused on run-off lines of insurance, as well as direct underwriting of specialty property and casualty risks.  Shares were purchased based on a strong history of profitable operations in a differentiated segment within financial services.  Founded in 2001 and headquartered in Bermuda, Enstar’s management team has a proven record of pricing, acquiring, and managing assets profitably.  We expect increased profitability in the near term based on size and timing of recent acquisitions as well as increased contribution from the legacy portfolio due to rising interest rates. Enstar represents a differentiated approach to the

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

insurance business, a proven track record of risk-adjusted performance with consistent book value growth, and positive exposure to rising rates.

Dycom Industries (DY) is a provider of telecom and wireline engineering and construction services in the US. Engineering and construction companies, by their very nature, are cyclical businesses and tend to lack the kind of stable growth characteristics we prefer.  However, the emergence of broad, long-term capital spending cycles can offset this risk.  In response to what is expected to be a four-fold increase in mobile data traffic over the next five years, telecom and cable companies are initiating large capital spending plans which may exceed $130-$150 billion over the next five-to-seven years on a collective basis.  As the largest and only significant pure-play provider of these services, Dycom Industries will be a direct beneficiary of this long-cycle growth opportunity.  Founded in 1969 and almost exclusively focused on the wireline business, Dycom benefits from the cost advantages associated with scale and deep industry relationships based on a strong reputation for execution.  Over the past five years, the company has increased revenues and earnings at compound average growth rates of 21% and 42%, respectively.  We believe the healthy industry backdrop and strong competitive positioning bode well for Dycom’s future.

Sales (5)
Polaris Industries (PII) is consumer power sports manufacturer and shares were sold following repeated product recalls that resulted in market share losses and a consequential deterioration of the company’s growth and earnings outlook.  Our investment discipline requires companies demonstrate and maintain stable operating returns.  Polaris failed to meet this test despite an exceptional record of success in the past.

Synchronoss Technologies (SNCR), a software and cloud-based mobile service provider, was also sold during the period following a complicated series of corporate actions and management changes.  Given the fact that the business was fundamentally changed and management untested, we stepped to the sidelines.

O’Reilly Automotive (ORLY), a leading North American aftermarket auto parts retailer, crossed a market capitalization of $25 billion, exceeding the strategy’s guidelines of “small-to-mid cap” by a wide margin. This, and the fact that the portfolio holds two other companies with exposure to the auto parts industry, led us to sell the holding.

Tractor Supply Company (TSCO) is a differentiated retailer of products for the rural lifestyle which include feed, pet products, hardware and clothing operating 1,769 stores in 49 states.  Its niche offerings, loyal customer base and geographic expansion opportunities produced an admirable record of consistent growth through the end of 2015, at which time a confluence of challenges began to emerge.  These included adverse weather, economic weakness in energy and agricultural-dependent geographies, and increased competition in key product lines such as pet food.  While we were patient with this investment, the persistence of these headwinds led us to sell the stock.  We will reassess the situation if and when the company’s fundamentals stabilize.

Rice Energy (RICE) is a low-cost natural gas producer and shares were sold following the June 19th announcement that the company would be acquired for $6.7 billion in cash and stock by EQT Corp. (EQT), a Pittsburgh-based natural gas production and transmission company.  We initially purchased Rice based on its exceptional record of growth and profitability in spite of low commodity prices.  As an early entrant in the productive Marcellus and Utica shale plays, Rice had the opportunity to acquire best-in-class assets at attractive prices and grew into one of the industry’s lowest cost producers with excellent long-term growth prospects.  Because we believe EQT’s assets and operations are inferior to Rice’s, and the majority of EQT’s offer is in the form of stock, we viewed the combination unfavorably and exited the investment.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Disclosures:
This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security.  Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

For comparison purposes, the strategy is measured against the Russell 2500 Index and the Russell 2500 Growth Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher growth earning potential. The volatility of the index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

The Russell 2500 Value Index is a broad index featuring 2,500 stocks that cover the small and mid-cap market capitalizations. The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. You cannot invest directly in an index.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.  Earnings Growth is not a measure of the Fund’s future performance.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell and security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Mutual Fund investing involves risk. Principal loss is possible. The Fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Shares of the TorrayResolute Small/Mid Cap Growth Fund are distributed by Quasar Distributors, LLC.

Past performance is not indicative of future results.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2017

	1-Year	Since Inception(1)

Investor Class	11.69%	3.85%

Institutional Class	11.73%	4.08%

Russell 2500 Growth Index(2)	21.44%	8.00%

Russell 2500 Index(3)	19.84%	7.93%

(1)	January 1, 2015.
(2)
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.  You cannot invest directly in an index.

(3)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  The Russell 2500 Index is a subset of the Russell 3000 Index.  It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.  You cannot invest directly in an index.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Expense Example (Unaudited)
June 30, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 – June 30, 2017).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (1/1/2017)	Value (6/30/2017)	(1/1/2017 to 6/30/2017)
Investor Class Actual(2)	$1,000.00	$1,091.40	$6.48
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.59	6.26
Institutional Class Actual(2)	1,000.00	1,090.80	5.18
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,019.84	5.01

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2017 of 9.14% and 9.08% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Allocation of Portfolio Net Assets(1) (Unaudited)
As of June 30, 2017
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of June 30, 2017
(% of net assets)

Hexcel	4.6%
Omnicell	4.5%
SBA Communications – REIT	4.4%
LKQ	4.3%
Jack Henry & Associates	4.3%
Copart	4.2%
Cooper Companies	4.1%
Affiliated Managers Group	4.0%
IPG Photonics	3.8%
Mettler-Toledo International	3.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited)
June 30, 2017

	Shares	Value
COMMON STOCKS — 95.5%

Consumer Discretionary — 7.2%
Dunkin’ Brands Group	2,063	$113,713
LKQ*	5,315	175,129
		288,842

Consumer Staples — 3.4%
Church & Dwight	2,623	136,081

Energy — 2.6%
Core Laboratories	1,053	106,637

Financials — 7.0%
Affiliated Managers Group	966	160,221
Enstar Group*	621	123,361
		283,582

Health Care — 20.8%
BioMarin Pharmaceutical*	1,549	140,680
Cooper Companies	686	164,242
Genmab A/S — ADR*	1,138	121,675
Halozyme Therapeutics*	6,841	87,702
Mettler-Toledo International*	245	144,192
Omnicell*	4,174	179,900
		838,391

Industrials — 23.7%
Advisory Board*	2,378	122,467
Copart*	5,368	170,649
Dycom Industries*	1,350	120,852
HD Supply Holdings*	3,180	97,403
Hexcel	3,522	185,926
ICF International*	2,565	120,812
Middleby*	1,158	140,709
		958,818

Information Technology# — 26.4%
ANSYS*	949	115,474
Aspen Technology*	2,063	114,001
Computer Modelling Group (a)	12,484	97,106
Criteo – ADR*	2,855	140,038
IPG Photonics*	1,065	154,532
Jack Henry & Associates	1,668	173,255

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2017

	Shares	Value

Information Technology# — 26.4% (Continued)
Manhattan Associates*	2,746	$131,973
Qualys*	3,445	140,556
		1,066,935

Real Estate — 4.4%
SBA Communications — REIT*	1,326	178,877
TOTAL COMMON STOCKS
(Cost $3,447,088)		3,858,163

SHORT-TERM INVESTMENT — 4.7%
Fidelity Investments Money Market Funds
Government Portfolio, Class I, 0.81%^
TOTAL SHORT-TERM INVESTMENT
(Cost $191,778)	191,778	191,778
Total Investments — 100.2%
(Cost $3,638,866)		4,049,941
Other Assets and Liabilities, Net — (0.2)%		(9,048)
Total Net Assets — 100.0%		$4,040,893

*	Non-income producing security.
#	As of June 30, 2017, the Fund had a significant portion of its assets invested in this sector. See Note 9 in the Notes to the Financial Statements.
(a)	Illiquid Security – As of June 30, 2017, the fair value of this investment was $97,106 or 2.4% of total net assets. See Note 2 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of June 30, 2017.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2017

ASSETS:
Investments, at value
(Cost $3,638,866)	$4,049,941
Dividends and interest receivable	136
Receivable for capital shares sold	2,343
Receivable for adviser reimbursements	15,936
Prepaid expenses	14,843
Total assets	4,083,199

LIABILITIES:
Accrued distribution fees	234
Payable for fund administration & accounting fees	16,024
Payable for compliance fees	1,765
Payable for transfer agent fees & expenses	7,600
Payable for custody fees	465
Payable for trustee fees	2,748
Accrued other fees	13,470
Total liabilities	42,306

NET ASSETS	$4,040,893

NET ASSETS CONSIST OF:
Paid-in capital	$4,960,593
Accumulated net investment loss	(15,081)
Accumulated net realized loss on investments	(1,315,694)
Net unrealized appreciation on investments	411,075
Net Assets	$4,040,893

	Investor Class	Institutional Class
Net Assets	$414,235	$3,626,658
Shares issued and outstanding(1)	37,706	328,159
Net asset value, redemption price and offering price per share	$10.99	$11.05

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2017

INVESTMENT INCOME:
Interest income	$544
Dividend income	7,895
Less: foreign taxes withheld	(394)
Total investment income	8,045

EXPENSES:
Fund administration & accounting fees (See Note 4)	50,906
Transfer agent fees & expenses (See Note 4)	19,086
Investment adviser fees (See Note 4)	18,141
Federal & state registration fees	17,110
Audit fees	8,415
Compliance fees (See Note 4)	5,430
Trustee fees (See Note 4)	5,080
Legal fees	4,202
Custody fees (See Note 4)	3,199
Other fees	2,492
Postage & printing fees	2,281
Distribution fees – Investor Class (See Note 5)	447
Total expenses before reimbursement/waiver	136,789
Less: reimbursement/waiver from investment adviser (See Note 4)	(113,663)
Net expenses	23,126

NET INVESTMENT LOSS	(15,081)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	920,304
Net change in unrealized appreciation on investments	(360,926)
Net realized and unrealized gain on investments	559,378

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$544,297

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016

OPERATIONS:
Net investment loss	$(15,081)	$(90,020)
Net realized gain (loss) on investments	920,304	(774,411)
Net change in unrealized appreciation on investments	(360,926)	2,431,661
Net increase in net assets resulting from operations	544,297	1,567,230

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	413,471	25,700
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(67,760)	—
Increase in net assets from Investor Class transactions	345,711	25,700
Institutional Class:
Proceeds from shares sold	2,046,888	240,782
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(19,886,679)	(1,818,276)
Decrease in net assets from Institutional Class transactions	(17,839,791)	(1,577,494)
Net decrease in net assets resulting from capital share transactions	(17,494,080)	(1,551,794)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	—
Institutional Class	—	—
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,949,783)	15,436

NET ASSETS:
Beginning of period	20,990,676	20,975,240
End of period, including accumulated net investment
loss of $(15,081) and $0, respectively.	$4,040,893	$20,990,676

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	June 30, 2017		Years Ended December 31:
	(Unaudited)		2016	2015

Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$10.07		$9.39	$10.00

Investment operations:
Net investment loss	(0.04)		(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	0.96		0.71	(0.55)
Total from investment operations	0.92		0.68	(0.61)

Less distributions from:
Net investment income	—		—	—
Net capital gains	—		—	—
Total distributions	—		—	—
Net asset value, end of period	$10.99		$10.07	$9.39

TOTAL RETURN	9.14	%(1)	7.24%	(6.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$414		$40	$12

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	8.08	%(2)	2.15%	20.48%
After expense reimbursement/waiver	1.25	%(2)	1.25%	1.25%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(7.72	)%(2)	(1.58)%	(19.89)%
After expense reimbursement/waiver	(0.89	)%(2)	(0.68)%	(0.66)%

Portfolio turnover rate	50	%(1)	40%	65%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	June 30, 2017		Years Ended December 31:
	(Unaudited)		2016	2015

Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$10.13		$9.41	$10.00

Investment operations:
Net investment loss	(0.04)		(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.96		0.76	(0.56)
Total from investment operations	0.92		0.72	(0.59)

Less distributions from:
Net investment income	—		—	—
Net capital gains	—		—	—
Total distributions	—		—	—
Net asset value, end of period	$11.05		$10.13	$9.41

TOTAL RETURN	9.08	%(1)	7.65%	(5.90)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$3,627		$20,951	$20,963

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	5.86	%(2)	1.94%	2.52%
After expense reimbursement/waiver	1.00	%(2)	1.00%	1.00%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(5.50	)%(2)	(1.37)%	(1.93)%
After expense reimbursement/waiver	(0.64	)%(2)	(0.43)%	(0.41)%

Portfolio turnover rate	50	%(1)	40%	65%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited)
June 30, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on January 1, 2015. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2017, the Fund did not have liabilities for any unrecognized tax benefits.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At June 30, 2017, the Fund had investments in illiquid securities with a total value of $97,106 or 2.4% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Dates Acquired	Cost Basis
Computer Modelling Group	12,484	9/15 – 2/17	$104,795

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks	$3,761,057	$97,106	$—	$3,858,163
Short-Term Investment	191,778	—	—	191,778
Total Investments in Securities	$3,952,835	$97,106	$—	$4,049,941

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2017, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Torray LLC (“Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement (“Agreement”) between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1, shareholder servicing fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and expense payment occurred. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through April 30, 2026.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
12/31/2019	$30,857
6/30/2020	$113,663

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended June 30, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the distributor.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the period ended June 30, 2017, the Investor Class incurred expenses of $447 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2017, the Investor and Institutional Class did not incur any shareholder servicing fees.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	June 30, 2017	Year Ended
	(Unaudited)	December 31, 2016
Investor Class:
Shares sold	40,197	2,649
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(6,461)	—
Net increase in Investor Class shares	33,736	2,649

Institutional Class:
Shares sold	191,337	24,909
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(1,931,839)	(183,589)
Net decrease in Institutional Class shares	(1,740,502)	(158,680)
Net decrease in shares outstanding	(1,706,766)	(156,031)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$2,933,735	$19,806,272

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2016, the Fund’s most recent fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$2,182,449	$(1,587,914)	$594,535	$20,430,195

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the deferral of wash sale losses.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2017

At December 31, 2016, the Fund’s most recent fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other	Net	Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Losses
$—	$(2,058,532)	$594,535	$(1,463,997)

As of December 31, 2016, the Fund had $1,965,386 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2016, the Fund plans to defer on a tax basis, post-October losses of $93,146.

There were no distributions made by the Fund for the period ended June 30, 2017, and the year ended December 31, 2016.

9.  SECTOR RISK

As of June 30, 2017, the Fund had a significant portion of its assets invested in this sector.  The information technology sector may be more sensitive to short product cycles, competition and aggressive pricing than the overall market.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2017, Saxon & Company, for the benefit of its customers, owned 51.15% and Charles Schwab & Company, for the benefit of its customers, owned 28.69% of the outstanding shares of the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited) – Continued
June 30, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Torray LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD  20814-6519

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA  19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-406-4960.

TT-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                           Managed Portfolio Series

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date    September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/James R. Arnold
James R. Arnold, President

Date    September 7, 2017

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    September 7, 2017

* Print the name and title of each signing officer under his or her signature.